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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported)   July 15, 1999
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                             METAL MANAGEMENT, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            0-14836                                  94-2835068
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    (Commission File Number)             (I.R.S. Employer Identification No.)




    500 N. Dearborn Street, Suite 405, Chicago, IL               60610
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       (Address of Principal Executive Offices)               (Zip Code)


                                 (312) 645-0700
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              (Registrant's Telephone Number, Including Area Code)












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ITEM 5.  OTHER EVENTS.

         Effective as of July 15, 1999, T. Benjamin Jennings resigned as the Chairman of the Board and Chief Executive Officer of Metal Management, Inc., a Delaware corporation (the "Company"), in order to pursue other personal and business interests. Mr. Jennings also resigned as a director of the Company.

         The Company will immediately commence a nationwide search for a new Chief Executive Officer. Albert A. Cozzi, the Company's President and Chief Operating Officer, will assume the additional title of Chairman of the Board. Pending the outcome of the search for a new Chief Executive Officer, the duties of that office will be carried out by a four-member committee consisting of Albert A. Cozzi, William T. Proler, the President of the Company's Gulf Coast operations, and Executive Vice Presidents George A. Isaac, III and David A. Carpenter.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)   Exhibits

               99.1   Press Release, dated July 16, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  METAL MANAGEMENT, INC.



Dated: July 20, 1999              By: /s/ David A. Carpenter
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                                      David A. Carpenter
                                      Executive Vice President, Administration,
                                      Legal & Regulatory Affairs and Secretary